UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 23, 2016

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO		64836
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of 2016 Award Formula under the Company’s 2014 Key Officers Incentive Plan

On March 23, 2016, the Compensation Committee (the “Committee”) adopted the 2016 Award Formula (the “2016 KOIP Award Formula”) for the Company’s 2014 Key Officers Incentive Plan (the “Plan”). The 2016 KOIP Award Formula is applicable to the Company’s executive officers, including the named executive officers listed below. Under the 2016 KOIP Award Formula, an executive officer is eligible to receive a cash award calculated by multiplying his annual base salary at the end of the year by a percentage set by the Committee (the “Target Percentage”), then applying the award formula. Corporate Participants and Profit Center Participants have separate award calculations based on factors defined in the 2016 KOIP Award Formula as follows:

Participant Type	Performance Objectives	Relative Weight
Corporate Participants	Return on Capital Employed (ROCE)	60%
	Cash Flow	20%
	Individual Performance Goals*	20%
Profit Center Participants	Return on Capital Employed (ROCE)	60%
	Free Cash Flow (FCF)	20%
	Individual Performance Goals*	20%

*	These awards are established outside the Plan.

Corporate Participants. Awards for Corporate Participants are determined by the Company’s aggregate 2016 financial results. No awards are paid for ROCE achievement below 39% and Cash Flow below $400 million. The maximum payout percentage for ROCE and Cash Flow achievement is capped at 150%. Karl G. Glassman (President & Chief Executive Officer) and Matthew C. Flanigan (Executive Vice President & Chief Financial Officer) are Corporate Participants. Below are the 2016 Corporate Targets and Payout Schedule. Payouts will be interpolated for achievement levels falling between those in the schedule. Financial results from acquisitions are excluded from the calculations in the year of acquisition. Financial results from divestitures will be included in the calculations; however, the Performance Objective targets relating to the divested businesses will be prorated to reflect only the portion of the year prior to the divestiture.

2016

Corporate Targets and Payout Schedule

ROCE			Cash Flow
Achievement	Payout		Achievement		Payout
<39.0%	0%		<$	400M	0%
39.0%	50%	Threshold		$400M	50%
42.5%	75%			$425M	75%
46.0%	100%	Target		$450M	100%
49.5%	125%			$475M	125%
53.0%	150%	Maximum		$500M	150%

As previously reported, David S. Haffner served the Company as Board Chair and Chief Executive Officer through December 31, 2015. Pursuant to Mr. Haffner’s former employment agreement with the Company, he will continue to receive a cash bonus payment for all of 2016 and on a prorated basis through the 2017 Annual Meeting of Shareholders, which is expected to be held in May. Mr. Haffner’s 2016 cash bonus will be calculated in the same manner as a Corporate Participant under the 2016 KOIP Award Formula; however, since Mr. Haffner does not have Individual Performance Goals, as discussed below, the Committee determined that his bonus will be based 70% on ROCE and 30% on Cash Flow.

Profit Center Participants. For Profit Center Participants, no awards are paid for achievement below 80% of the ROCE and FCF targets for the applicable profit centers under the executive’s management. The ROCE and FCF payouts are each capped at 150%. Perry E. Davis (Senior Vice President, President – Residential Furnishings Segment) and Jack D. Crusa (Senior Vice President, President –

Industrial Materials and Specialized Products Segments) are Profit Center Participants. Mr. Crusa is included in this disclosure because it is expected that he will be included as a named executive officer in the Company’s definitive proxy statement for its 2016 Annual Meeting of Shareholders. Joseph D. Downes, Jr., the Company’s former Senior Vice President, President – Industrial Materials, retired from the Company on December 31, 2015. As such, he will not receive a cash bonus for 2016. Below are the 2016 Profit Center Payout Schedule and Targets for Mr. Davis and Mr. Crusa. Payouts will be interpolated for achievement levels falling between those in the schedule. Financial results for each profit center may include a critical compliance adjustment, ranging from a potential 5% increase for exceptional safety performance to a 20% deduction for critical compliance failures. Financial results from acquisitions are excluded from the calculations in the year of acquisition. Financial results from divestitures will be included in the calculations; however, the Performance Objective targets relating to the divested businesses will be prorated to reflect only the portion of the year prior to the divestiture.

2016

Profit Center Payout Schedule

ROCE / FCF Achievement		Payout
<80%		0%
80%	Threshold	60%
90%		80%
100%	Target	100%
110%		120%
120%		140%
125%	Maximum	150%

2016 Profit Center Targets

Segment	ROCE Target	FCF Target
Residential Furnishings Segment (Davis)	33.9%	$184.8 Million
Industrial and Specialized Segments (Crusa)	54.4%	$189.9 Million

Individual Performance Goals. An executive’s cash award under the 2016 KOIP Award Formula is based, in part, on individual performance goals established outside the Plan (20% relative weight). The 2016 goals for our named executive officers1 are:

Karl G. Glassman: Strategic planning, growth initiatives and succession planning.

Matthew C. Flanigan: Strategic planning, credit facility renewal, information technology and internal audit improvements.

Perry E. Davis: Growth of targeted businesses and supply chain initiatives.

Jack D. Crusa:2 Production improvements for targeted businesses, purchasing initiatives and succession planning.

[1]	Neither Mr. Haffner nor Mr. Downes were employed by the Company as of January 1, 2016. As such, neither have individual performance goals for 2016.

[2]	Mr. Crusa’s individual performance goals are disclosed because he is expected to be included as a named executive officer in the Company’s definitive proxy statement for its 2016 Annual Meeting of Shareholders.

Achievement of the individual performance goals is measured by the following schedule.

Individual Performance Goals Payout Schedule

(1-5 scale)

Achievement	Payout
1 – Did not achieve goal	0%
2 – Partially achieved goal	50%
3 – Substantially achieved goal	75%
4 – Fully achieved goal	100%
5 – Significantly exceeded goal	Up to 150%

The foregoing is only a brief description of the 2016 KOIP Award Formula and is qualified in its entirety by such formula, which is attached and incorporated by reference as Exhibit 10.1. The definitions of ROCE, Cash Flow and FCF and example calculations are included in the attached 2016 KOIP Award Formula.

Base Salaries and Target Percentages set for Named Executive Officers

On March 23, 2016, the annual base salaries and Target Percentages for 2016 were set by the Committee for each of the named executive officers, except as indicated in the table below. Also attached and incorporated by reference as Exhibit 10.2 is the Company’s Summary Sheet of Executive Cash Compensation.

Named Executive Officers	2015 Base Salaries	2016 Base Salaries	2015 Target Percentages	2016 Target Percentages
Karl G. Glassman, President & CEO[1]	$840,000	$1,100,000	90%	115%
Matthew C. Flanigan, EVP & CFO	$507,000	$523,000	80%	80%
Perry E. Davis, SVP, President – Residential Furnishings	$370,000	$385,000	60%	60%
Jack D. Crusa, SVP, President – Industrial Materials and Specialized Products[2]	$365,000	$380,000	60%	60%
David S. Haffner, Former Board Chair and CEO[3]	$1,130,000	$1,130,000	115%	115%
Joseph D. Downes, Jr., Former SVP, President – Industrial Materials[4]	$140,000	N/A	40%	N/A

[1]	Mr. Glassman became the Company’s President and Chief Executive Officer, effective January 1, 2016, and, as previously reported, the Committee increased his annual base salary from $840,000 to $1,100,000 and his target percentage from 90% to 115% at its January 4, 2016 meeting.

[2]	Mr. Crusa’s base salaries and target percentages are disclosed because he is expected to be included as a named executive officer in the Company’s definitive proxy statement for its 2016 Annual Meeting of Shareholders.

[3]	Mr. Haffner served as the Company’s Board Chair and Chief Executive Officer through December 31, 2015. Pursuant to Mr. Haffner’s former employment agreement with the Company, he is entitled to continue to receive his annual base salary (at the rate of $1,130,000) for all of 2016 and on a prorated basis through the 2017 Annual Meeting of Shareholders, which is expected to be held in May. His Target Percentage was 115% in 2015, and he will continue to receive a cash bonus payment with a Target percentage of 115% for all of 2016 and on a prorated basis through the 2017 Annual Meeting of Shareholders.

[4]

Mr. Downes served as the Company’s SVP, President – Industrial Materials through April 5, 2015 and in a lesser position with the Company until his retirement on December 31, 2015. Accordingly, from January 1, 2015 through April 5, 2015, he received remuneration based on an annual salary of $347,300, and from April 6, 2015 through December 31, 2015, he received remuneration based on an annual salary of $140,000. In 2015, he participated in the Company’s Key Management Incentive Compensation Plan for Profit Center Participants, which is a cash bonus plan for non-executive officers. Reference is made to the Summary Description of the Key Management Incentive Compensation Plan for Profit Center Participants, filed May 6, 2015 as Exhibit 10.1 to the Company’s Form 10-Q. The award payout under this plan was determined in substantially the same manner as the 2014 Key Officers Incentive Plan and the 2015 award formula (which was filed on March 26, 2015 as Exhibit 10.3 to the Company’s Form 8-K). The performance objectives were Return on Capital Employed (70% relative weight) and Free Cash Flow (30% relative weight) increased by as much as 5% for exceptional safety performance or decreased by as much as 20% for critical compliance failures.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	2016 Award Formula under the Company’s 2014 Key Officers Incentive Plan

10.2*	Summary Sheet of Executive Cash Compensation

10.3	The Company’s 2014 Key Officers Incentive Plan, effective January 1, 2014, filed March 25, 2014 as Appendix A to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

10.4	Summary Description of the Company’s Key Management Incentive Compensation Plan for Profit Center Participants, filed May 6, 2015 as Exhibit 10.1 to the Company’s Form 10-Q, is incorporated by reference. (SEC File No. 001-07845)

*	Denotes filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: March 28, 2016	By:	/S/ JOHN G. MOORE
John G. Moore
Senior Vice President – Chief Legal & HR Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1*	2016 Award Formula under the Company’s 2014 Key Officers Incentive Plan

10.2*	Summary Sheet of Executive Cash Compensation

10.3	The Company’s 2014 Key Officers Incentive Plan, effective January 1, 2014, filed March 25, 2014 as Appendix A to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

10.4	Summary Description of the Company’s Key Management Incentive Compensation Plan for Profit Center Participants, filed May 6, 2015 as Exhibit 10.1 to the Company’s Form 10-Q, is incorporated by reference. (SEC File No. 001-07845)

*	Denotes filed herewith.